SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to §240.14a-12
SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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December 20, 2022
To the Members of Southwest Iowa Renewable Energy, LLC:
The 2023 Annual Meeting of Members of our Company will be held on Friday, February 17, 2023, at 1:00 p.m. Central Standard Time at the City of Treynor Community Center, 11 West Main Street, Treynor, Iowa 51575.
Details of the business to be conducted at our 2023 Annual Meeting of Members are provided in the attached Notice of Annual Meeting of Members and Proxy Statement.
A Notice of Internet Availability of Proxy Materials (which includes information about the proxy card, proxy statement, notice of annual meeting and our 2022 annual report (the “Proxy Materials”)) will be mailed to our members on or about December 20, 2022, and the Proxy Materials have been posted on our website at www.sireethanol.com. We urge all members to access the Proxy Materials, print the proxy card, fill it out and send it to us to ensure your vote is counted for the 2023 Annual Meeting of Members. We will also mail proxy cards to all members on or about January 3, 2023. You may vote up to 12:00 p.m. Central Standard Time on February 17, 2023 by delivering your proxy card to the Company’s principal office located at 10868 189th Street, Council Bluffs, Iowa 51503.
YOUR VOTE IS VERY IMPORTANT. Please use this opportunity to take part in the affairs of the Company. It is important that your units be represented at the meeting whether or not you attend the meeting, and I urge you to review carefully the Proxy Statement and access the proxy card at our website, then sign, date and return it at your earliest convenience. I look forward to meeting with you and with our directors and officers, reporting our activities and discussing the Company’s business. I hope you will attend the meeting.
Very truly yours,

Michael D. Jerke President and General Manager

NOTICE OF 2023 ANNUAL MEETING OF MEMBERS
TO BE HELD ON FEBRUARY 17, 2023
To the Members of Southwest Iowa Renewable Energy, LLC:
NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Members (the “2023 Annual Meeting”) of Southwest Iowa Renewable Energy, LLC will be held on Friday, February 17, 2023, at 1:00 p.m. Central Standard Time at the City of Treynor Community Center, 11 West Main Street, Treynor, Iowa 51575. Directions to the 2023 Annual Meeting location may be found at www.sireethanol.com.
The purposes of the meeting are to:
(1)	Elect one Series A Director to serve until the 2027 Annual Meeting of Members or until his successor shall be elected and qualified;
(2)	Conduct an advisory vote on executive compensation; and
(3)	Transact such other business as may properly come before the meeting and any adjournment or postponement thereof.
Our Board of Directors has fixed the close of business on December 19, 2022 as the record date for determining the members entitled to notice of and to vote at the 2023 Annual Meeting and any adjournment or postponement thereof. Holders of our Series A Units are entitled to one vote for each unit held.
Your vote is very important and our Board of Directors desires that all members be present or represented at the 2023 Annual Meeting. Even if you plan to attend the 2023 Annual Meeting, please sign, date and return the proxy card located on our website at www.sireethanol.com, or included in the printed proxy materials mailed to you if you requested printed materials, at your earliest convenience so that your units may be voted. You may vote up to 12:00 p.m. Central Standard Time on February 17, 2023 by delivering your proxy card to the Company’s principal office located at 10868 189th Street, Council Bluffs, Iowa 51503. Even if you previously mailed your proxy card, you may revoke your proxy at any time prior to 12:00 p.m. Central Standard Time on February 17, 2023 by delivering a written revocation and/or a new proxy card to the Company each of which must be signed by the registered holder of record of the units voted.
By Order of the Board of Directors

Theodore V. Bauer, Secretary
Council Bluffs, Iowa
December 20, 2022

10868 189th Street, Council Bluffs, IA 51503
PROXY STATEMENT
FOR ANNUAL MEETING OF MEMBERS
TO BE HELD FEBRUARY 17, 2023
INFORMATION ABOUT THE MEETING, VOTING AND PROXIES
Date, Time and Place of Meeting
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Southwest Iowa Renewable Energy, LLC, an Iowa limited liability company (the “Company,” “SIRE,” “we,” or “us”), of proxies to be voted at the Annual Meeting of Members to be held on February 17, 2023, or any adjournment or postponement thereof (the “2023 Annual Meeting”). Beginning on or about December 20, 2022, we made this Proxy Statement available to our members. A copy of our annual report to members on Form 10-K for the fiscal year ended September 30, 2022 (“Fiscal 2022”), which includes our financial statements for Fiscal 2022 (the “Annual Report”) is also available to our members.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE MEMBERS’ MEETING TO BE HELD ON FEBRUARY 17, 2023
Our Proxy Statement and Annual Report are also available online at
www.sireethanol.com
Internet Availability of Proxy Materials
Under the U.S. Securities and Exchange Commission’s “notice and access” rules, we have elected to use the Internet as our primary means of furnishing proxy materials to our members. Consequently, most members will not receive paper copies of our proxy materials. We instead sent our members a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access this Proxy Statement and our Annual Report via the Internet. The Internet Availability Notice also included instructions on how to receive a paper copy of your proxy materials, if you so choose. If you received your annual meeting materials by mail, your proxy materials, including your proxy card, were enclosed. We believe that this process expedites members’ receipt of proxy materials, lowers the costs of our 2023 Annual Meeting and helps to conserve natural resources.
This Proxy Statement, the Notice of the 2023 Annual Meeting, proxy card and our Annual Report are available on our website at www.sireethanol.com under the “Investor Relations” tab and may also be requested by calling (877) 776-5999 or emailing proxies@sireethanol.com.
Proxy Solicitation
The Company will bear the expense of this solicitation of proxies, including the preparation, assembly, printing and mailing of the Internet Availability Notice, this Proxy Statement, the proxy card and any additional solicitation material that the Company may provide to members. Copies of the proxy materials and any other solicitation materials will be provided to brokerage firms, banks, fiduciaries, trustees, custodians or other nominees holding units in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. We will reimburse such brokerage firms, banks, fiduciaries, trustees, custodians or other nominees for the reasonable out-of-pocket expenses incurred by them in connection with forwarding the proxy materials and any other solicitation materials. The original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by directors, officers and employees of the Company. No additional compensation will be paid to these individuals for any such services.
Purposes of the Annual Meeting
The purposes of the 2023 Annual Meeting are to:
(1)	Elect one Series A Director to serve until the 2027 Annual Meeting of Members or until his successor shall be elected and qualified;
(2)	Conduct an advisory vote on executive compensation; and
(3)	Transact such other business as may properly come before the meeting and any adjournment or postponement thereof.
Board Voting Recommendations
Our Board recommends that the holders of our Series A Units (the “Series A Members”) vote on each of the proposals as follows:
•
FOR the election of the Series A Director nominee named under the section entitled “Proposal 1 – Election of Director to Serve Until 2027.” Additional information on the director nominee is set forth under the section entitled “Proposal 1 – Election of Director to Serve Until 2027.”

•	FOR the proposal regarding the advisory vote on executive compensation under the section entitled “Proposal 2 – Advisory Vote to Approve Executive Compensation.”
Record Date and Outstanding Units
The record date for holders of units entitled to notice of, and to vote at, the 2023 Annual Meeting is the close of business on December 19, 2022 (the “Record Date”). As of the Record Date, we had 8,975 Series A Units outstanding and entitled to vote at the 2023 Annual Meeting.
Proxy Voting
With respect to voting on each of the proposals, members are entitled to one vote, for each unit, regardless of class or series, held in the member’s name at the close of business on the Record Date. By signing and returning the proxy card according to the instructions provided, you are enabling the individuals named on the proxy card, known as “proxies,” to vote your units at the 2023 Annual Meeting in the manner you indicate. The proxies will vote your units in accordance with your instructions indicated on the proxy card you submit. If you submit a proxy card, but do not indicate your voting instructions, your units will be voted by the proxies as follows:
•	FOR the election of the Series A Director nominee listed under Proposal 1 in this Proxy Statement; and
•	FOR the approval, on an advisory basis, of our executive compensation as discussed under Proposal 2 in this Proxy Statement.
As to any other business as may properly come before the 2023 Annual Meeting or any adjournment or postponement thereof, your units will be voted at the discretion of the proxies in a manner that they consider being in the best interests of the Company.
Voting by Mail
As noted above, by signing and returning the proxy card, you are enabling the individuals named on the proxy card, known as “proxies,” to vote your units at the 2023 Annual Meeting in the manner you indicate. We encourage you to sign and return the proxy card to ensure that your units are represented at the 2023 Annual Meeting. You may vote up to 12:00 p.m. Central Standard Time on February 17, 2023 by delivering your proxy card to the Company’s principal office located at 10868 189th Street, Council Bluffs, Iowa 51503. Even if you previously mailed your proxy card, you may revoke your proxy at any time prior to 12:00 p.m. Central Standard Time on February 17, 2023 by delivering a written revocation and/or a new proxy card to the Company each of which must be signed by the registered holder of record of the units voted.
Revocability of Proxies
A member who has submitted a proxy card may revoke the proxy prior to its exercise at the 2023 Annual Meeting either by written notice of revocation to the Secretary of the Company or by providing a duly executed proxy card bearing a later date. Attendance at the 2023 Annual Meeting will not revoke a proxy. However, if you previously mailed your proxy card, you may revoke your proxy at any time prior to 12:00 p.m. Central Standard Time on February 17, 2023 by delivering a new proxy card to the principal office of the Company. If you are the beneficial owner of your units and not the member of record, you will need to contact your brokerage firm, bank, fiduciary, trustee, custodian or other nominee to revoke any prior voting instructions.
Quorum
The presence, in person or by proxy, of the holders of at least twenty-five percent (25%) of the units outstanding and entitled to vote at the 2023 Annual Meeting is necessary to constitute a quorum. Because the proxy card states how the units will be voted in the absence of instructions by the member, executed proxy cards bearing no instructions by the member will be counted as present for quorum purposes and for the purpose of voting on each proposal presented at the 2023 Annual Meeting.
Treatment of Abstentions and Withhold Authority Votes
Abstentions and proxies marked to “withhold authority” will be counted for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of units present by proxy at the 2023 Annual Meeting with respect to each proposal.
Pursuant to Section 6.16 of our Fifth Amended and Restated Operating Agreement dated June 19, 2020 (the “Operating Agreement”), the affirmative vote of a majority of the voting interests represented, in person or by proxy, at a meeting and entitled to vote on the matter constitutes the act of the members unless a greater or lesser proportion or amount is required under our Operating Agreement. As a result, proxies which are marked to “abstain” or “withhold authority” will be counted for purposes of voting for each proposal and will count as a vote against each proposal.
Voting Results
We will announce the preliminary voting results at the conclusion of the 2023 Annual Meeting. The final voting results will be tallied and published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days following the 2023 Annual Meeting.

UNIT OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table provides certain information as of December 20, 2022 with respect to the unit ownership of: (i) those persons or groups (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who beneficially own more than five percent (5%) of any series of units, (ii) each director of the Company, (iii) each Named Executive Officer of the Company (as defined in the “Summary Compensation Table” below) and (iv) all officers and directors of the Company as a group. The percentages in the table below are based on 8,975 Series A Units issued and outstanding as of December 20, 2022. Except as noted below, the persons listed below possess sole voting and investment power over their respective units. No family relationships exist among our directors and executive officers.
Title of Class	Name and Address of Beneficial Owner[1]	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Executive Officers:
Series A	Karol D. King	74 Units[2]	0.82%
Series A	Theodore V. Bauer	52 Units[3]	0.58%
Series A	Michael K. Guttau	12 Units[4]	0.13%
Series A	Jill Euken	12 Units[5]	0.13%
Series A	Kevin J. Ross	8 Units	0.09%
—	Michael D. Jerke	-0-	—
—	Ann Reis	-0-	—
	All Officers and Directors as a Group	158 Units	1.75%
1	The address for all of our directors, director nominees and executive officers is the address of the Company’s principal executive offices located at 10868 189th Street, Council Bluffs, Iowa 51503.
2	These Series A Units are owned jointly by Mr. King and his spouse.
3	Includes 36 Series A Units owned jointly by Mr. Bauer and his spouse and 16 Series A Units owned by Mr. Bauer’s spouse for which Mr. Bauer disclaims beneficial ownership.
4	These Series A Units are owned jointly by Mr. Guttau and his spouse.
5	Ms. Euken's Series A Units are held in the Jill Euken Trust of which Ms. Euken serves as trustee.

PROPOSAL 1
ELECTION OF ONE SERIES A DIRECTOR TO SERVE UNTIL 2027
One Series A Director is to be elected at the 2023 Annual Meeting to serve until the 2027 Annual Meeting of Members or until his successor shall be elected and qualified.
The proxies named in the proxy card intend to vote FOR the election of the Series A Director nominee named below who will serve until the 2027 Annual Meeting of Members or until his successor shall be elected and qualified, unless instructions otherwise are properly indicated by the Series A Member on the member’s proxy card. If the nominee shall become unavailable for any reason, the proxies named in the proxy card are expected to consult with our Board in voting the units represented by them at the 2023 Annual Meeting. Our Board has no reason to doubt the availability of the nominee and no reason to believe the nominee will be unable or unwilling to serve the entire term for which election is sought.
The name of the Series A Director nominee, along with certain information concerning such nominee is set forth below under the section entitled “Series A Director Nominee to Serve Until 2027.”
Series A Director Nominee to Serve Until 2027
Michael K. Guttau
The Series A Director nominee to be elected at the 2023 Annual Meeting to serve a four-year term is Michael K. Guttau, age 76. Mr. Guttau is a Series A Director and has been a director since 2007. Mr. Guttau is also currently a member of our Board’s Nominating Committee and Risk Management Committee and services as Chair of our Board’s Audit Committee.
Mr. Guttau has more than 30 years of experience as a rural banker. He has held various positions with Treynor State Bank, where he currently serves as Chairman of the Board. Mr. Guttau serves as a director of the Iowa Bankers Association where he served as Chairman from 2014 to 2015. Mr. Guttau also serves as a director of the Iowa Bankers Mortgage Corporation, Iowa Student Loan Liquidity Corp., Iowa Business Development Finance Corp. and Iowa Seed Capital Liquidation Corp. Mr. Guttau previously served as a board member of a number of banking organizations, including the Council of Federal Home Loan Banks in Washington, D.C., where he served as Chairman from 2008 to 2009, the Iowa Division of Banking, where he served as Superintendent of Banking from 1995 to 1999, and the Federal Home Loan Bank of Des Moines where he has served as Chairman from 2008 to 2012 and Vice Chairman from 2004 to 2007. He has also served as President of the Southwest Iowa Bank Administration Institute and he served as the Chairman of the ABA Community Bankers from 1991 to 1992.
Mr. Guttau meets the “independent director” standards applicable to companies listed on the NASDAQ Capital Market (though our units are not listed on any exchange or quotation system). Mr. Guttau does not serve as a director of any other company having a class of securities registered under Section 12 of the Exchange Act, or subject to Section 15(d) of the Exchange Act, nor does he serve as a director of an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Mr. Guttau’s address is 10868 189th Street, Council Bluffs, Iowa 51503.
Additional information regarding our Board and our Series A Directors is set forth below under the section entitled “Board of Directors and Corporate Governance.”
Vote Required
Series A Members may not vote for more than the one Series A Director nominee above. To be elected a Series A Director, the nominee must receive the favorable vote of the majority of Series A Units entitled to vote and represented in person or by proxy at the 2023 Annual Meeting. Because the affirmative vote of a majority of units entitled to vote on the matter and represented in person or by proxy is required to approve Proposal 1, proxies marked to “withhold authority” will have the legal effect of a vote against this proposal.
OUR BOARD RECOMMENDS THAT THE SERIES A MEMBERS VOTE “FOR” THE ELECTION OF THE SERIES A DIRECTOR NOMINEE IDENTIFIED ABOVE AS A SERIES A DIRECTOR FOR A FOUR-YEAR TERM.

PROPOSAL 2
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
As required by Section 14A of the Exchange Act, we are providing our members with the opportunity to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers (as defined in “Summary Compensation Table” below) as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
As described more fully in the “Executive Compensation” section of this Proxy Statement, our compensation policies are designed to align our executives' compensation with both our business objectives and the interests of our members. We also seek to provide compensation policies that attract, motivate and retain key executives who are critical to our success. A significant portion of the compensation we provide to our executives is directly related to our financial performance and member value.
We urge our members to read the “Executive Compensation” section of this Proxy Statement for a more thorough discussion of our compensation philosophy, including the design and objectives of our elements of compensation. We also recommend that our members review the application of our compensation philosophy and the elements of compensation provided to each Named Executive Officer as reflected in the discussion and tables included in the “Executive Compensation” section of this Proxy Statement.
We believe that our compensation policies and procedures are reasonable based on the size and complexity of our Company and its operations, that our executive compensation policies are designed appropriately to incentivize the achievement of financial goals that have benefited our Company and that such policies and procedures are functioning as intended to produce long-term value for our members. Accordingly, we are asking our members to approve the overall application of our compensation policies to our Named Executive Officers through this advisory vote. The vote on this resolution is not intended to address any specific element of compensation, but rather the overall compensation of our Named Executive Officers and the policies and procedures described in this Proxy Statement.
For the reasons stated above, our Board recommends that members vote FOR the following advisory resolution at our 2023 Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Proxy Statement for our 2023 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion, is hereby APPROVED.”
Advisory Vote
As this is an advisory vote, the outcome of the vote is not binding on us with respect to future executive compensation decisions, including those relating to our Named Executive Officers, or otherwise. However, the Corporate Governance / Compensation Committee and our Board value the input of the Company’s members and therefore expect to take into account the outcome of this member advisory vote when considering future executive compensation decisions.
Vote Required
The affirmative vote of a majority of the units represented at the 2023 Annual Meeting in person or by proxy and entitled to vote on the matter is required for the approval of the proposal. Because a majority of units entitled to vote on the matter and represented in person or by proxy is required to approve Proposal 2, abstentions will have the legal effect of a vote against this proposal.
OUR BOARD RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Board Leadership Structure
We are managed by a Chief Executive Officer who is separate from our Chairman of the Board. During Fiscal 2022, Karol D. King served as our Chairman of the Board and Michael D. Jerke served as our Chief Executive Officer.
We have determined that the current separation of the two roles allows our Chief Executive Officer to manage our day-to-day operations while allowing our Chairman to focus on leading our Board in its duty to act in the best interest of the Company and its members. We believe this leadership structure allows our Board to best focus on its oversight role and provide us a perspective that is independent from that of our management. Our Operating Agreement provides that our Board will appoint someone other than the Chairman of the Board as our President; however, our Board reserves the right to determine the appropriate leadership structure from time to time.
Board Role in Risk Oversight
Although management is responsible for the day-to-day management of risks to the Company, our Board provides broad oversight of the Company’s risk management programs. In this oversight role, our Board is responsible for satisfying itself that the risk management processes designed and implemented by the Company’s management are functioning and that the systems and processes in place will bring to its attention the material risks facing the Company in order for our Board to effectively oversee the management of these risks. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of our full Board in the risk oversight process allows our Board to assess management’s appetite for risk and also to determine what constitutes an appropriate level of risk for the Company. Our Board regularly includes agenda items at its meetings relating to its risk oversight role and meets with various members of management on a range of topics, including corporate governance and regulatory obligations, operations and significant transactions, business continuity planning, succession planning, risk management, insurance, network security and cybersecurity threats, pending and threatened litigation and significant commercial disputes.
While our Board provides broad oversight of the Company’s risk management processes, various committees of the Board oversee risk management in their respective areas and regularly report on their activities to our entire Board. Principally, the Risk Management Committee assists our Board in identifying and quantifying methods of mitigating or eliminating risk, primarily those relating to commodity prices. In addition, the Audit Committee focuses on assessing and mitigating financial risk, including internal controls, and receives an annual risk assessment report from the Company’s independent auditors. The Corporate Governance/Compensation Committee also strives to create compensation incentives that encourage a level of risk-taking behavior consistent with the Company’s business strategy.
We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our Board leadership structure provides appropriate checks and balances against undue risk taking.
Our Board of Directors
Our Operating Agreement provides that the number of directors serving on our Board shall not be less than five (5) nor more than seven (7) with the exact number within such range to be determined and established from time to time by a majority vote of the Directors. The number of directors serving on our Board is currently fixed at five (5) directors. In accordance with our Operating Agreement, our Series A Directors are nominated by our Board, following consideration and recommendation by our Board’s Nominating Committee, and then elected by our Series A Members.
The chart below lists the directors whose terms continue after the 2023 Annual Meeting and also includes the Series A Director nominee, Mr. Guttau. The directors listed in the table below under the “Independent Directors” section meet the “independent director” standards applicable to companies listed on the NASDAQ Capital Market (though our units are not listed on any exchange or quotation system) (“Independent Directors”). The address for all directors is 10868 189th Street, Council Bluffs, Iowa 51503. None of the directors listed below currently serve on the board of directors of any other company having a class of securities registered under Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, nor do any of our directors serve as directors of an investment company registered under the Investment Company Act.

Series A Directors
Name and Age	Position(s) Held with the Company	Current Director Term Expires	Principal Occupation(s) During Past 5 Years
Michael K. Guttau, 76	Series A Director	2023	•	Director of the Company since 2007
			•	Member of the Federal Reserve Bank of Chicago Advisory Council on Agriculture, Small Business and Labor 2016-2017
			•	Council of Federal Home Loan Banks, Washington, D.C.: Chairman from 2008 to 2009
			•	Federal Home Loan Bank of Des Moines:
○ Chairman from 2008 to 2012
○ Vice Chairman from 2004 to 2007
○ Chairman of Audit Committee from 2004 to 2006
○ Chairman of Risk Management Committee 2007
			•	Served in various positions at Treynor State Bank, T.S. Banking Group since 1972 and currently serves as Chairman of the Board
			•	Chairman, Iowa Bankers Association from 2014 to 2015
			•	Superintendent of Banking, Iowa Division of Banking, from 1995 to 1999
			•	Director, Iowa Bankers Association, Iowa Bankers Mortgage Corporation, Iowa Student Loan Liquidity Corp., Iowa Business Development Finance Corp. and Iowa Seed Capital Liquidation Corp
			•	President, Southwest Iowa Bank Administration Institute
			•	Past Chairman, ABA Community Bankers from 1991 to 1992
			•	Received his B.S., Farm Operation, from Iowa State University in 1969 and completed numerous U.S. Army education programs from 1969 to 1978
			•	2010 recipient of the James Leach Bank Leadership Award
Theodore V. Bauer, 70	Series A Director, Secretary and Treasurer	2024	•	Director of the Company since March 2005 and Secretary and Treasurer of the Company since November 2006
			•	President of Lake Anita Farms, LLC, which owns farmland in Cass County, Iowa, since 2012
			•	Owner and operator of a farming operation near Audubon, Iowa since 1977
			•	Co-Founder and Director from 2005 to 2007, Templeton Rye Spirits LLC
			•	Director, Iowa Quality Producers Alliance, since 2003
			•	Vice President, West Central Iowa Rural Water, from 2002 to 2007
			•	Board Manager and Treasurer of America Green Gas LLC since 2013
			•	Assistant Treasurer of EE-AGG LLC since 2013
			•	Mr. Bauer has an Ag Business degree from Iowa State University and is a graduate of the Texas A&M TEPAP program

Name and Age	Position(s) Held with the Company	Current Director Term Expires	Principal Occupation(s) During Past 5 Years
Jill Euken, 68	Series A Director	2024	•	Director of the Company since December 2020
			•	Deputy Director of Bioeconomy Institute at Iowa State University from 2007 to 2019
			•	Outreach Program Leader at CenUSA Bioenergy from 2007 to 2019
			•	Director, Ag Ventures Alliance since May 2019
			•	Director, Iowa Quality Producers Alliance from 1999 to 2006
			•	Chair, Iowa Vision and Roadmap for Biobased Products and Bioenergy from 2002 to 2003
			•	Owns and operates a Century Farm operation near Atlantic, Iowa with her husband where they raise corn, soybeans, alfalfa and cattle
Karol D. King, 75	Series A Director and Chairman	2025	•	Director of the Company and Chairman of the Board since November 2006
			•	Corn, popcorn and soybean farmer near Mondamin, Iowa, since 1967
			•	President, King Agri Sales, Inc. (marketer of chemicals, fertilizer and equipment) since 1995
			•	President, Kelly Lane Trucking, LLC, since 2007
•
Served on the Harrison County Farm Bureau Board, the Iowa Corn Growers Board, the Iowa Corn Promotion Board, the US Feed Grains Council Board, the National Gasohol Commission, and the National Corn Growers Association Board

			•	Attended Iowa State University
Kevin J. Ross, 42	Series A Director	2026	•	Director of the Company since 2021
			•	Owner-operator of a row crop, hay and cattle operation in Minden, Iowa since 1999
			•	Founding Board Member and member of the Executive Committee of Western Iowa Energy, LLC since 2004
			•	National Corn Growers Association
○ Chairman of the Board from 2020 – 2021
○ Board member from 2013 – 2021
			•	Iowa Corn Growers Association
○ President from 2011 – 2012
			•	Board member from 2008 – 2015
			•	Co-Chair, Commodity Classic from 2014 – 2017
			•	Received his Master of Business Administration from Iowa State University in 2021
			•	Received his B.S., Agricultural Science, from Iowa State University

Director Qualifications
The table below discusses the experiences, qualifications and skills of each of our directors which led to the conclusion that they should serve as directors of the Company.
Current Series A Directors	Experiences, Qualifications and Skills
Theodore V. Bauer
Mr. Bauer’s background as a farmer and agri-businessman, as well as his past service on a number of civic and corporate boards, including the Iowa Quality Producers Alliance, an organization devoted to value-added agriculture and rural economic development, are important factors qualifying Mr. Bauer as one of the Board’s Series A independent directors.

Michael K. Guttau
Mr. Guttau was recruited to serve as an independent Series A Board member and as the “audit committee financial expert” given his background and experience as a banking executive and board member of a number of banking and civic organizations. Mr. Guttau’s experience includes more than 30 years as a rural banker, providing a long-term view of agriculture and ag-related businesses.

Karol D. King
Mr. King, our Board’s Chairman and an independent director elected by Series A members, has a long career as a farmer and owner of a number of ag-related businesses. In addition, Mr. King has held leadership positions in numerous local and national ag producer groups, in particular the Iowa and National Corn Growers Associations. In these capacities he has participated in the development of the ethanol industry.

Jill Euken
Ms. Euken brings substantial experience and expertise in the agricultural sector and the bioeconomy industry which provide invaluable insights to our Board. Her leadership roles within the Iowa State University Bioeconomy Institute demonstrate the ability to consider and pursue innovative or new approaches which is critical to the long-term success of our ethanol plant and the agriculture and renewable fuels industries. In addition, her service on business development organization boards such as the Ag Ventures Alliance and the Iowa Quality Producers Alliance, reflect her dedication to value-added agriculture and rural economic development, which are important factors to our Board and its members.

Kevin J. Ross
As a sixth generation farmer, Mr. Ross brings substantial agricultural experience and expertise including agri-business as an owner-operator of a row crop, hay and cattle operation. He also has significant expertise and experience in the biofuels market having served as a founding board member and executive committee member of Western Iowa Energy, LLC, a biodiesel plant in Wall Lake, Iowa. Mr. Ross has also held many leadership positions within several prominent local and national agricultural producer associations, including his past role as Chairman of the Board of the National Corn Growers Association and as a member of its board of directors from 2013 through 2021. He also served as a board member and the President of the Iowa Corn Growers Association. Mr. Ross’ leadership skills in the ethanol, biodiesel and corn grower industries make him an effective advocate for these industries which will provide substantial value to the Board and the Company especially during challenging economic markets. Mr. Ross also received a Masters of Business Administration from Iowa State University which enhances Mr. Ross’ agribusiness experience and knowledge of financial markets, financing and business management.

Code of Ethics
The Company adopted a Code of Ethics that applies to its directors, executive officers and employees (including our principal executive officer, principal financial officer, controller and senior financial officers) effective January 16, 2009 and amended by our Board on October 19, 2012. The Code of Ethics is available in the “Investor Relations” section of our website at www.sireethanol.com. We will disclose amendments to, or waivers of, certain provisions of our Code of Ethics relating to our principal executive officer, principal financial officer, controller or persons performing similar functions on our website promptly following the adoption of any such amendment or waiver.
Board Committees
Our Board has standing Audit, Nominating, Corporate Governance/Compensation and Risk Management Committees.

Audit Committee
We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which operates under a written charter (the “Audit Committee Charter”). A copy of the Audit Committee Charter is available on our website at www.sireethanol.com in the “Investor Relations” section. The current members of the Audit Committee are Michael K. Guttau (Chair), Theodore V. Bauer, Karol D. King and Kevin J. Ross each of whom served on the committee for all of Fiscal 2022. All of the members of the Audit Committee meet the “independent director” standards applicable to companies listed on the NASDAQ Capital Market (though our units are not listed on any exchange or quotation system). Our Board has determined that Mr. Guttau is an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K under the Exchange Act.
Among other things, the Audit Committee has the authority to appoint and supervise our independent registered public accounting firm and is primarily responsible for approving the services performed by our independent registered public accounting firm and for reviewing and evaluating our accounting principles and system of internal accounting controls.
Nominating Committee
The Nominating Committee operates under a written charter (the “Nominating Committee Charter”), which is available on our website at www.sireethanol.com in the “Investor Relations” section. The Nominating Committee Charter provides that the Nominating Committee will (i) identify individuals qualified to become Board members for election by our Series A Members, (ii) recommend to our Board persons to fill Board vacancies or to stand for election by members, (iii) recommend to our Board nominees for each Board committee, including a financial expert to serve on the Audit Committee and (iv) oversee all aspects of the transfer of units including compliance with the Company’s Unit Transfer Policy.
The current members of the Nominating Committee are Kevin J. Ross (Chair), Theodore V. Bauer, Jill Euken, Michael K. Guttau and Karol D. King each of whom served on the committee for all of Fiscal 2022. Mr. Bauer served as Chair of the Nominating Committee until February 18, 2022 when Mr. Ross was appointed as Chair. All of the members of the Nominating Committee meet the “independent director” standards applicable to companies listed on the NASDAQ Capital Market (though our units are not listed on any exchange or quotation system).
The Nominating Committee believes that having directors with relevant experience in business and industry, government, finance and other areas is beneficial to our Board as a whole. Directors with such backgrounds provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces. The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all directors or prospective nominees.
With respect to nominating existing directors, the Nominating Committee reviews relevant information available to it, including the latest Board evaluations for such persons, if any, and assesses their continued ability and willingness to serve as a director. The Nominating Committee also assesses such persons’ contributions in light of the mix of skills and experience the Nominating Committee deems appropriate for our Board. With respect to nominations of new directors, the Nominating Committee will conduct a thorough search to identify candidates based upon criteria the Nominating Committee deems appropriate and considering the mix of skills and experience necessary to complement existing Board members. Prospective nominees are not discriminated against on the basis of age, gender, race, religion, national origin, sexual orientation, gender identity, disability or any other basis proscribed by law. The Nominating Committee then reviews selected candidates and makes a recommendation to our Board. The Nominating Committee may seek input from other Board members or senior management in identifying candidates.
The Nominating Committee Charter provides that the Nominating Committee will consider director candidates recommended by members the same way it evaluates other individuals for nomination as a new director, provided that member nominations for directors must be made in accordance with our Operating Agreement (see the section below entitled “Member Proposals for the 2024 Annual Meeting – Series A Director Nominations”). We did not receive any member nominations for director for the 2023 Annual Meeting.
Corporate Governance/Compensation Committee
The Corporate Governance/Compensation Committee operates under a written charter (the “Governance/ Compensation Committee Charter”) which is available on our website at www.sireethanol.com in the “Investor

Relations” section. The Governance/Compensation Committee Charter provides that the Corporate Governance/Compensation Committee will annually review and approve our compensation programs for our directors, officers and managers, review and evaluate the Board and committee structure and the Company’s corporate governance practices and policies, review and evaluate the Company’s incentive and equity plans and other employee benefit programs and lead the Board in its annual review of the Board’s performance.
The current members of the Corporate Governance/Compensation Committee are Jill Euken (Chair), Theodore V. Bauer, Karol D. King and Kevin J. Ross each of whom served on the committee for all of Fiscal 2022. All of the directors that served on the Corporate Governance/Compensation Committee meet the “independent director” standards applicable to companies listed on the NASDAQ Capital Market (though our units are not listed on any exchange or quotation system).
Risk Management Committee
The Risk Management Committee operates under a written charter (the “Risk Management Committee Charter”) which is available on our website at www.sireethanol.com in the “Investor Relations” section. The Risk Management Committee makes recommendations to our Board relating to methods of effectively managing the Company’s physical assets, contractual commitments, seeking market opportunities and adding value to the Company’s operating facility. The Risk Management Committee also assists our Board in identifying and quantifying methods of mitigating or eliminating risk, including those relating to commodity prices.
The current members of the Risk Management Committee are Michael D. Jerke (Chair), Michael K. Guttau and Jill Euken each of whom served on the committee for all of Fiscal 2022. The Risk Management Committee Charter provides that our Board may appoint members of management and consultants to serve on the Risk Management Committee as either voting or non-voting members. Mr. Jerke, our President and CEO, serves on the Risk Management Committee as a voting member and is also currently serving as the Chair of the Risk Management Committee.
Review and Approval of Related Person Transactions
In October 2012, our Board adopted a Related Party Policy which formalized into a written policy certain practices and procedures historically followed by our Board relating to the approval of any transaction, arrangement or series of similar transactions, arrangements or relations, including indebtedness or guarantees of indebtedness, with related parties. Related persons include our directors or executive officers and their respective immediate family members and 5% beneficial owners of our units. Pursuant to the terms of the policy, the Corporate Governance/Compensation Committee must review the material facts of any related party transaction and approve such transaction.
Board and Committee Meetings and Director Attendance
During Fiscal 2022, our Board held 12 meetings. In addition, the Audit Committee held 4 meetings, the Corporate Governance/Compensation Committee held 2 meetings, the Risk Management Committee held 12 meetings and the Nominating Committee held 1 meeting. No incumbent director attended fewer than 75% of the aggregate of the Board meetings and committee meetings held on which an incumbent director served during Fiscal 2022. The Company’s policy is to encourage, but not require, Board members to attend annual member meetings. All of our Board members attended the 2022 annual meeting of members.
Policy Regarding Employee, Officer and Director Hedging
We do not have a policy prohibiting our directors, officers or employees from purchasing financial instruments that are designed to hedge or offset any decrease in the market value of the Company's units held by such persons. Since we are a limited liability company taxed as a partnership for federal income tax purposes, we must comply with complex trading restrictions under the Internal Revenue Code. In order to not be deemed a publicly-traded partnership for tax purposes and preserve our partnership tax status, our units may not be traded on any established securities market or readily traded on a secondary market (or the substantial equivalent thereof). Because there is no public market for our units, our Board has determined that such a policy is not necessary.
Delinquent Section 16 Reports
Section 16(a) of the Exchange Act and the rules of the SEC require our directors, certain officers and beneficial owners of more than 10% of our outstanding units to file reports of their ownership and changes in ownership of our units with the SEC. To our knowledge, all reports required by Section 16(a) of the Exchange Act to be filed by our directors, officers and beneficial owners of more than 10% of the units during or with respect to Fiscal 2022 were filed on time, except for one Form 4 filing for Mr. Ross that was inadvertently filed late.

COMPENSATION OF DIRECTORS
We do not provide our directors with any equity or equity option awards, nor any non-equity incentive payments or deferred compensation. Similarly, we do not provide our directors with any other perquisites, “gross-ups,” defined contribution plans, consulting fees, life insurance premium payments or otherwise. Our director compensation policy (the “Director Compensation Policy”) was originally recommend by our Corporate Governance/Compensation Committee and approved by our Board on March 18, 2011 and amended July 17, 2015 and January 1, 2019. The current Director Compensation Policy provides that each director receive an annual retainer of $12,000 and $4,000 per quarterly Board meeting attended (whether in person or by telephone) and that the following additional amounts be paid to directors for specified services: (i) the Chairman of the Board is paid $13,000 per year, (ii) the Chair of the Audit Committee and audit committee financial expert is paid $5,000 per year, (iii) the Chairmen of all other committees are paid $2,500 per year, and (iv) the Secretary of the Board is paid $2,500 per year.
Mr. Bauer serves as Secretary of the Board and he also serves as Treasurer of the Company. Mr. Bauer is not separately compensated for his role as Treasurer of the Company, other than the compensation he receives for his roles on our Board.
The following table lists the compensation we paid to our independent Series A Directors in Fiscal 2022.
Name	Fee Earned or Paid in Cash	All Other Compensation	Equity or Non- Equity Incentives	Total
Current Directors:
Karol D. King	$41,000[1]	$0	$0	$41,000
Michael K. Guttau	$33,000[2]	$0	$0	$33,000
Theodore V. Bauer	$31,750[3]	$0	$0	$31,750
Jill Euken	$30,500[4]	$0	$0	$30,500
Kevin J. Ross[5]	$29,250	$0	$0	$29,250
1	The amount reflects the additional $13,000 retainer for service as our Chairman of the Board.
2	The amount reflects the additional $5,000 retainer for Mr. Guttau’s service as Chair of the Audit Committee and his service as the audit committee financial expert.
3
The amount reflects the additional $2,500 retainer for Mr. Bauer’s service as Secretary of the Board and a portion of the additional $2,500 retainer for his service as Chair of the Nominating Committee until the appointment of Mr. Ross as Chair of the Nominating Committee on February 18, 2022.

4	The amount reflects the additional $2,500 retainer for Ms. Euken’s service as Chair of the Corporate Governance/Compensation Committee.
5
The amount reflects a portion of the additional $2,500 retainer for Mr. Ross’ service as Chair of the Nominating Committee upon his appointment as Chair of the Nominating Committee on February 18, 2022.

EXECUTIVE COMPENSATION
Executive Officers
The table below lists all of our current executive officers. The address for all of the individuals identified below is 10868 189th Street, Council Bluffs, Iowa 51503. There are no arrangements or understandings between any of the Company’s executive officers and any other persons pursuant to which he or she was selected as an executive officer. No family relationships exist among our directors and executive officers.
Name and Age	Position(s) Held with the Company	Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael D. Jerke, 55	President, Chief Executive Officer and General Manager	Since October 22, 2018
Chief Executive Officer and General Manager for Corn Plus, an ethanol production facility and Minnesota’s first ethanol plant, from June 2016 through October 2018. From April 2014 through April 2016, Mr. Jerke was Chief Executive Officer of Guardian Energy Management, an energy management company. From 2009 through 2014, Mr. Jerke worked as the General Manager of Chippewa Valley Ethanol Company, an ethanol production company. From 2001-2009, Mr. Jerke worked as the General Manager of Quad County Corn Processors, an ethanol production company. Mr. Jerke is currently a director of the Renewable Fuels Association, the leading trade association for America’s ethanol industry. Mr. Jerke is a graduate of Iowa State University.

Ann Reis, 44	Chief Financial Officer	Since May 21, 2021
Ms. Reis is a graduate of the University of Toledo where she earned a Master of Science in Accountancy. After spending the first part of her career with a big four public accounting firm, Ms. Reis spent five years working in the finance and internal audit department of ConAgra Foods, Inc., culminating with her serving as the Director of the company’s finance and internal audit functions. For the last six years Ms. Reis has been a leader in the internal control and financial governance sections of Lincoln Financial Group, spending the last three years as its Assistant Vice President of Corporate Accounting. At Lincoln Financial Group Ms. Reis was responsible for the oversight and monitoring of Sarbanes-Oxley Act and Model Audit Rule compliance. Ms. Reis has expertise in risk and control management with respect to financial reporting, having overseen the restructuring and build out of all manner of reporting and control frameworks during her time at ConAgra Foods and Lincoln Financial Group. Of note, Ms. Reis is also a Certified Investments and Derivatives Auditor with extensive experience leading teams of all sizes in audit and accounting matters.

Compensation of Executive Officers
Pursuant to the Corporate Governance/Compensation Committee Charter, the Corporate Governance/Compensation Committee approves the compensation terms for our executive officers and all adjustments to the compensation terms. During the fiscal year ended September 30, 2010 (“Fiscal 2010”), the Corporate Governance/Compensation Committee engaged an independent compensation consultant (the “Consultant”) to evaluate the compensation of our executive officers in relation to other executive officers in comparable positions in the industry. During the fiscal year ended September 30, 2015 (“Fiscal 2015”), the

Corporate Governance/Compensation Committee received input from the Consultant with respect to expanding awards under the Company’s long term equity incentive compensation plan (discussed below) to a broader group of employees. In July 2020, the Company again engaged the Consultant to review and assess the Company’s long-term incentive compensation plan.
Additionally, during Fiscal 2010, the Corporate Governance/Compensation Committee met with the Consultant to develop a company-wide compensation philosophy based on comparable market data and the establishment of a management evaluation process. Our compensation philosophy provides that the compensation of our senior executives is designed to achieve the following objectives: (i) align the interests of the executive officers and our unit holders; (ii) attract, retain and motivate high caliber executive officers; and (iii) pay for performance by linking a significant amount of executive compensation to individual contribution to selected metrics of our business plan. The following are the main elements of compensation for our executive officers:
•	Base Salary: A portion of annual cash compensation is paid as base salary to provide a level of security and stability.
•
Annual Cash Incentive: A significant portion of the annual cash compensation paid to our executive officers is tied to a cash bonus plan in which all employees of the Company participate. The plan provides for the payment of cash bonuses based on the achievement of performance goals and individual contributions with a bonus opportunity of up to 25% of base salary for our Chief Financial Officer and up to 40% of base salary for our Chief Executive Officer. Awards were available for Fiscal 2022 and were paid to employees in November 2022 (Fiscal 2023).

•
Long-Term Incentive Compensation: Our Board of Directors adopted an Equity Incentive Plan (the “Plan”) in June 2010 to allow officers or employees of the Company to share in our value through the issuance, from time to time, of Equity Participation Units (“Equity Participation Units”) and/or Unit Appreciation Rights (“Unit Appreciation Rights”). Each award is granted pursuant to an individual award agreement, which sets forth the number of Equity Participation Units or Unit Appreciation Rights granted, the book value of our Series A Units as of the grant date for purposes of valuing each Equity Participation Unit or Unit Appreciation Right, the fiscal year for which the Equity Participation Unit or Unit Appreciation Right is granted, and any In-Service Payment Date (as defined in the Plan). The Corporate Governance/Compensation Committee is responsible for designing, reviewing and overseeing the administration of the Plan and all awards are recommended by the Corporate Governance/Compensation Committee and then approved by our Board. During Fiscal 2015, the Corporate Governance/Compensation Committee received input from the Consultant with respect to expanding awards under the Plan to additional employees. In Fiscal 2020, in connection with the Consultant’s review and assessment of the Company’s long-term incentive compensation program, the Consultant confirmed that the Company’s program falls within market practices.

•
Retirement and Welfare Benefits: We sponsor both a standard 401(k) and Roth 401(k) plan. A new hire is eligible to participate in these plans beginning on their start date. While eligible employees are given an option to enroll, those who do not choose either “yes” or “no” are automatically enrolled in the standard 401(k) plan at 3% withholding. Under the program, we match the first 3%, and ½ of the next 2%, of the employee’s contributions. Each participant picks his or her own investment strategy—either the planned grouping of investments or individually selected investments. We have implemented a basic benefits plan for all full time employees, including medical, dental, life insurance, disability and long-term care coverage.

Agreements with Our Executive Officers
CEO Employment Agreement – Michael D. Jerke
On September 24, 2018, we entered into a letter agreement with Michael D. Jerke which summarizes the basic terms of his employment with the Company (the “CEO Employment Agreement”). Pursuant to the CEO Employment Agreement, Mr. Jerke’s term of employment as our President, Chief Executive Officer and General Manager began on October 22, 2018. Either the Company or Mr. Jerke may terminate the employment relationship at any time for any reason.
The CEO Employment Agreement provides that Mr. Jerke is entitled to an initial calendar year base salary of $280,000 and that he is eligible for salary increases based on an annual review by our Board of both his individual performance and the Company’s performance. Under the CEO Employment Agreement, Mr. Jerke is also entitled to (a) a cash bonus, beginning with the fiscal year ended September 30, 2019 (“Fiscal 2019”), targeted at 40% of his base salary and determined by Mr. Jerke’s individual contributions and Company metrics and (b) grants of equity awards under the Plan with an annual target value of $50,000.00 depending on the achievement of certain performance metrics. Additional details regarding Mr. Jerke’s compensation during Fiscal 2022 and Fiscal 2021 is set forth below in the “Summary Compensation Table.”

Summary Compensation Table
The following table provides all compensation paid to or earned by our Named Executive Officers in Fiscal 2022 and Fiscal 2021. The executive officers included in this “Summary Compensation Table” are collectively referred to as our “Named Executive Officers”.
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)	All Other Income	Total ($)
Michael D. Jerke, President and Chief Executive Officer	2022	$293,293	$73,975[1]	$99,470[2,3]	$25,198[4]	$491,936
	2021	$288,392	$43,888[5]	$50,000[6]	$20,999[7]	$403,279
Ann Reis, Chief Financial Officer and Controller[8]	2022	$179,341	$19,544[9]	$12,300[10]	$12,540[11]	$223,725
	2021	$67,293	$20,979[12]	—	$3,157[13]	$91,429
1	The amount reflected represents the cash incentive bonus earned by Mr. Jerke during Fiscal 2022 but paid in November 2022 (Fiscal 2023).
2
On December 15, 2021 (Fiscal 2022), the grant date, Mr. Jerke was awarded 6.189 Equity Participation Units, valued at $8,288 per unit, the book value of our units as of the grant date, or $51,300 in the aggregate, which will vest on December 15, 2024. No portion of the Equity Participation Units vest until the third anniversary of the grant date, subject to certain events which may result in accelerated vesting. Mr. Jerke receives no benefit from the Equity Participation Units until they vest and no payout occurs until December 15, 2024 or earlier upon the occurrence of any of the following events (each as defined in the Plan): (i) the participant’s death or disability prior to his separation from service; (ii) the participant’s retirement or (iii) upon the occurrence of a change in control. The amount shown does not correspond to the actual value that will be recognized by Mr. Jerke. As described in footnote 7 to the Company’s audited financial statements for the year ended September 30, 2022, the Equity Participation Units are valued at book value.

3
The amount reflected also includes a cash payment to Mr. Jerke paid on December 15, 2021 (Fiscal 2022) in the amount of $48,170 relating to the payout of the vested Equity Participation Units set forth in the table below. In accordance with the terms of the Plan, the Company used the book value of our units as of the payout date, which was $8,288 per unit, to calculate the amount of the payout for the vested Equity Participation Units.

Number of Vested Units	Vesting Date	Market Value of Vested Units on the Payout Date
2.583	December 15, 2018	$21,408
3.229	December 15, 2018	$26,762
4
The amount reflected represents income attributed to (i) Mr. Jerke’s personal use of the Company-provided car in Fiscal 2022 in the amount of $6,176, (ii) additional payments in the amount of $1,952 in respect of taxes incurred by Mr. Jerke for such personal use of the Company-provided car, and (iii) contributions made by the Company to the 401(k) Plan for the account of Mr. Jerke in the amount of $17,070 for Fiscal 2022.

5	The amount reflected represents the cash incentive bonus earned by Mr. Jerke during Fiscal 2021 but paid in November 2021 (Fiscal 2022).
6
On December 15, 2020 (Fiscal 2021), the grant date, Mr. Jerke was awarded 6.819 Equity Participation Units, valued at $7,332 per unit, the book value of our units as of the grant date, or $50,000 in the aggregate, which will vest on December 15, 2023. No portion of the Equity Participation Units vest until the third anniversary of the grant date, subject to certain events which may result in accelerated vesting. Mr. Jerke receives no benefit from the Equity Participation Units until they vest and no payout occurs until December 15, 2023 or earlier upon the occurrence of any of the following events (each as defined in the Plan): (i) the participant’s death or disability prior to his separation from service; (ii) the participant’s retirement or (iii) upon the occurrence of a change in control. The amount shown does not correspond to the actual value that will be recognized by Mr. Jerke. As described in footnote 7 to the Company’s audited financial statements for the year ended September 30, 2022, the Equity Participation Units are valued at book value.

7
The amount reflected represents income attributed to (i) Mr. Jerke’s personal use of the Company-provided car in Fiscal 2021 in the amount of $8,200, (ii) additional payments in the amount of $2,414 in respect of taxes incurred by Mr. Jerke for such personal use of the Company-provided car, and (iii) contributions made by the Company to the 401(k) Plan for the account of Mr. Jerke in the amount of $10,385 for Fiscal 2021.

8	Ms. Reis was appointed as our Chief Financial Officer effective May 21, 2021 and therefore, the compensation received by Ms. Reis during Fiscal 2021 reflects less than full year amounts
9	The amount reflected represents a cash incentive bonus earned by Ms. Reis during Fiscal 2022 but paid in November 2022 (Fiscal 2023).
10
On December 15, 2021 (Fiscal 2022), the grant date, Ms. Reis was awarded 1.484 Equity Participation Units, valued at $8,288 per unit, the book value of our units as of the grant date, or $12,300 in the aggregate, which will vest on December 15, 2024. No portion of the Equity Participation Units vest until the third anniversary of the grant date, subject to certain events which may result in accelerated vesting. Ms. Reis receives no benefit from the Equity Participation Units until they vest and no payout occurs until December 15, 2024 or earlier upon the occurrence of any of the following events (each as defined in the Plan): (i) the participant’s death or disability prior to her separation from service; (ii) the participant’s retirement or (iii) upon the occurrence of a change in control. The amount shown does not correspond to the actual value that will be recognized by Ms. Reis. As described in footnote 7 to the Company’s audited financial statements for the year ended September 30, 2022, the Equity Participation Units are valued at book value.

11	The amount reflected represents contributions made by the Company to the 401(k) Plan for the account of Ms. Reis for Fiscal 2022.
12
The amount reflected represents a cash incentive bonus in the amount of $10,979 earned by Ms. Reis during Fiscal 2021 but paid in November 2021 (Fiscal 2022) and a $10,000 signing bonus paid in connection with her appointment as Chief Financial Officer.

13	The amount reflected represents contributions made by the Company to the 401(k) Plan for the account of Ms. Reis for Fiscal 2021.

Outstanding Equity Awards at Fiscal 2022 Year-End
The following table provides information concerning outstanding Equity Participation Units grants pursuant to the Plan held by our Named Executive Officers as of September 30, 2022.
Fiscal 2022 Outstanding Equity Awards,3,4
Name and Principal Position	Date Granted	Vesting Date[1]	Number of Unvested Units	Market Value of Unvested Units
Michael D. Jerke, President and CEO[2,3]	December 15, 2021	December 15, 2024	6.189	$83,391[2]
	December 15, 2020	December 15, 2023	6.819	$91,879[2]
	December 15, 2019	December 15, 2022	7.305	$98,428[2]

Ann Reis, Chief Financial Officer and Controller[4]	December 15, 2021	December 15, 2024	1.484	$19,995[4]
1
In accordance with the terms of the Plan, any unvested Equity Participation Units shall be deemed fully vested upon the occurrence of any of the following events (each as defined in the Plan): (i) the participant’s death or disability prior to his separation from service; (ii) the participant’s retirement or (iii) upon the occurrence of a change in control.

2
The market value of Mr. Jerke’s unvested Equity Participation Units was calculated by multiplying the number of unvested Equity Participation Units by the book value of the Company’s Class A Units as of September 30, 2022, which was $13,474.

3
On December 15, 2022 (Fiscal 2023), the grant date, Mr. Jerke was awarded 4.408 Equity Participation Units, valued at $13,474 per unit, the book value of our units as of the grant date, or $59,400 in the aggregate, which will vest on December 15, 2025. No portion of the Equity Participation Units vest until the third anniversary of the grant date, subject to certain events which may result in accelerated vesting. Mr. Jerke receives no benefit from the Equity Participation Units until they vest and no payout occurs until December 15, 2025 or earlier upon the occurrence of any of the following events (each as defined in the Plan): (i) the participant’s death or disability prior to his separation from service; (ii) the participant’s retirement or (iii) upon the occurrence of a change in control. The amount shown does not correspond to the actual value that will be recognized by Mr. Jerke. As described in footnote 7 to the Company’s audited financial statements for the year ended September 30, 2022, the Equity Participation Units are valued at book value.

4
On December 15, 2022 (Fiscal 2023), the grant date, Ms. Reis was awarded 1.143 Equity Participation Units, valued at $13,474 per unit, the book value of our units as of the grant date, or $15,400 in the aggregate, which will vest on December 15, 2025. No portion of the Equity Participation Units vest until the third anniversary of the grant date, subject to certain events which may result in accelerated vesting. Ms. Reis receives no benefit from the Equity Participation Units until they vest and no payout occurs until December 15, 2025 or earlier upon the occurrence of any of the following events (each as defined in the Plan): (i) the participant’s death or disability prior to her separation from service; (ii) the participant’s retirement or (iii) upon the occurrence of a change in control. The amount shown does not correspond to the actual value that will be recognized by Ms. Reis. As described in footnote 7 to the Company’s audited financial statements for the year ended September 30, 2022, the Equity Participation Units are valued at book value.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board voted in favor of the appointment of RSM US LLP (“RSM”) to serve as our independent registered public accounting firm (“independent auditor”) for the fiscal year ending September 30, 2022. A representative of RSM is expected to be present at the 2023 Annual Meeting with an opportunity to make a statement and will be available to respond to appropriate questions.
Independent Registered Accounting Firm Fees and Services
The following table presents fees billed for professional services rendered by RSM, our independent auditor, relating to Fiscal 2022 and Fiscal 2021:
Fee Category	Fiscal 2022 Fees	Fiscal 2021 Fees
Audit Fees	$153,000	$162,600
Audit Related	$6,300	$5,985
Tax Fees	$247,127	$37,306
All Other Fees	$6,300	$4,200
Total Fees	$412,727	$210,091
Audit Fees are for professional services rendered by RSM for the audit of the Company’s annual financial statements, review of the interim financial statements included in quarterly reports and services that are normally provided by RSM in connection with statutory and regulatory filings or engagements, including review of SEC registration statements and related correspondence.
Audit Related Fees are for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” including services relating to the Company’s renewable identification (RIN) procedures.
Tax Fees are for professional services rendered by RSM, for tax compliance, tax advice and tax planning and include preparation of federal and state income tax returns, and other tax research, consultation, correspondence and advice and in Fiscal 2022 included additional services relating to research and development tax credits and second generation biofuel tax credits.
All Other Fees are for services other than the services reported above and for both Fiscal 2022 and Fiscal 2021 includes services relating to the administration of the Company’s domestic international sales corporation.
The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of RSM.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

REPORT OF THE AUDIT COMMITTEE
Members should be aware that under Securities and Exchange Commission rules, the following report issued by the Audit Committee relating to certain of its activities during Fiscal 2022 is not considered “filed” with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is not incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933, unless specifically referenced.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2022 with management and discussed other matters related to the audit with the independent auditor. Management represented to the Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee met with the independent auditor, with and without management present, and discussed with the independent auditor matters required to be discussed by the Public Accounting Standards Board (“PCAOB”) Auditing Standard No. 16 (Communication with Audit Committees), as may be amended, modified or supplemented. Additionally, the Audit Committee received the written disclosures and the letter from the independent auditor required to be delivered to it under the applicable requirements of the PCAOB regarding communications concerning independence and discussed with management and the independent auditor the independence of the independent auditor from management and the Company and considered whether the independent auditor maintained its independence during the year ended September 30, 2022.
Based upon the Audit Committee’s discussions with management and the independent auditor, and the Audit Committee’s review of representations of management and the report of the independent auditor to the Audit Committee, the Audit Committee recommended that our Board include the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022.
AUDIT COMMITTEE:
Michael K. Guttau, Chair
Theodore V. Bauer
Karol D. King
Kevin J. Ross

MEMBER PROPOSALS AND DIRECTOR NOMINATIONS
FOR THE 2024 ANNUAL MEETING
Member Proposals to be Considered for Inclusion in the Company’s 2024 Proxy Statement
Under the rules of the SEC, including Rule 14a-8 of the Exchange Act, any member proposal to be considered by the Company for inclusion in the proxy materials for the 2024 Annual Meeting of Members, which we presently plan to hold in February 2023, must be received by the Secretary of the Company, 10868 189th Street, Council Bluffs, Iowa 51503, no later than one-hundred and twenty (120) days prior to the date we mailed the proxy materials for the preceding year’s annual meeting. Accordingly, members must submit proposals related to the 2024 Annual Meeting of Members to the Company by August 24, 2023. Proposals submitted later than August 24, 2023 will be considered untimely and will not be included in the Company’s proxy statement for the 2024 Annual Meeting of Members.
In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, which lists the requirements for inclusion of member proposals in company-sponsored proxy materials. The Corporate Governance/Compensation Committee will review proposals submitted by members for inclusion at our next annual meeting of members and will make recommendations to our Board on an appropriate response to such proposals.
Requirements for Member Proposals to be Brought Before the 2024 Annual Meeting of Members
Pursuant to Rule 14a-4(c) under the Exchange Act, if the Company does not receive advance notice of a member proposal to be brought before its next annual meeting of members in accordance with the requirements of its Operating Agreement or other governing documents, the proxies solicited by the Company may confer discretionary voting authority to vote proxies on the member proposal without any discussion of the matter in the proxy statement.
Section 6.11 of our Operating Agreement provides that written notice of a member proposal that a member intends to present at the next annual meeting, but does not intend to have included in the proxy statement and form of proxy related to such meeting, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) calendar days nor greater than one hundred twenty (120) calendar days prior to the first anniversary of the date of the immediately preceding year’s annual meeting of members.
Members must therefore submit notice of any member proposals for the 2024 Annual Meeting of Members to the Company between October 20, 2023 and November 19, 2023. Any member proposals during this advance notice window which comply with the requirements of the Operating Agreement, including Section 6.11, shall constitute business that may properly be brought before the 2024 Annual Meeting of Members.
As to each matter the member proposes to bring before the 2024 Annual Meeting of Members, the member’s notice must set forth: (i) a brief description of the business desired to be brought before the 2024 Annual Meeting of Members and the reasons for conducting such business at such annual meeting, (ii) the name and address, as they appear on the Company’s books, of the member proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of units of the Company which are owned beneficially and of record by the member and the beneficial owner, if any, on whose behalf the proposal is made, (iv) a description of all arrangements or understandings among such member and any other person(s) (including their names) in connection with the proposal of such business by such member and any material interest of such member in such business, (v) whether either such member or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of units of the Company entitled to vote and required to approve the proposal, and (vi) a representation that such member intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting. Our Operating Agreement also provides that the presiding officer at an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the annual meeting and, if he should so determine, such business shall not be transacted.
A copy of our Operating Agreement will be furnished to members without charge upon written request to the Secretary of the Company.
Special Meetings of Members
In addition, in the event a member wishes to propose any other matter for consideration at a meeting of the members, under our Operating Agreement, members representing an aggregate of not less than thirty percent (30%) of all of the units may demand that our Board call a special meeting of members.

Series A Director Nominations
Pursuant to Section 5.3(b) of our Operating Agreement, Series A Members entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if the member complies with the advance notice provisions and other requirements set forth in Section 5.3(b) of our Operating Agreement.
Section 5.3(b) of our Operating Agreement provides that Series A Members must notify the Secretary of the Company of Series A director nominees in writing not less than one hundred twenty (120) days prior to the one-year anniversary of the date on which we first mailed our proxy materials for the prior year’s annual meeting. Accordingly, Series A Members must submit written notice to the Company of nominations for Series A Directors for the 2024 Annual Meeting of Members by August 24, 2023.
Each notice shall set forth: (i) the name and address of the member who intends to make the nomination; (ii) a representation that the member is a holder of record of Series A Units entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; (iii) the name, age, address and principal occupation/employment of each nominee; (iv) a description of all arrangements or understandings between the member and each nominee and any other person(s) pursuant to which such nominations are to be made; (v) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; (vi) the consent of each nominee to serve as a Series A Director if so elected; and (vii) a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Series A Units and clearly setting forth the proposed nominee as a candidate for the Series A Director’s seat to be filled. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Series A Director.
A copy of our Operating Agreement will be furnished to members without charge upon written request to the Secretary of the Company.
MEMBER COMMUNICATIONS
Any member wishing to communicate with any of our directors regarding matters related to the Company may provide correspondence to the respective director in care of the Secretary, Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, IA 51503. The Chair of the Corporate Governance/Compensation Committee will review and determine the appropriate response to questions from the members, including whether to forward communications to individual directors. Our directors review and approve the member communication process periodically to ensure effective communication with members.
OTHER BUSINESS
Our Board knows of no other business to be presented for action at the 2023 Annual Meeting. If any matters do come before the 2023 Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person(s) exercising the authority conferred by the proxy at the 2023 Annual Meeting.

PERIODIC REPORTS
Our financial statements and related financial information required to be provided to members in connection with this Proxy Statement are contained in our Annual Report on Form 10-K for Fiscal 2022, which was filed with the SEC on December 9, 2022 (the “2022 Form 10-K”). The 2022 Form 10-K which constitutes our 2022 Annual Report is available on our website at www.sireethanol.com in the “Investor Relations” section, but the 2022 Form 10-K is not deemed a part of the proxy soliciting materials. Members may request paper copies of the 2022 Form 10-K, this Proxy Statement and the proxy card by sending an e-mail to the Company at proxies@sireethanol.com, calling (877) 776-5999, or by downloading a copy at www.sireethanol.com. Such requests must set forth a good faith representation that the requesting party was either a holder of record or a beneficial owner of units of the Company on December 19, 2022. Members may make a request for all future meetings or only for the 2023 Annual Meeting. A copy of the 2022 Form 10-K and any exhibits thereto will be mailed to members free of charge upon request to Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, Iowa 51503, or by calling (877) 776-5999.
By Order of the Board of Directors

Theodore V. Bauer,
Secretary
Council Bluffs, Iowa
December 20, 2022

Southwest Iowa Renewable Energy, LLC
Proxy Solicited on Behalf of the Board of Directors
for Annual Meeting of Members
February 17, 2023

The undersigned hereby appoints Karol D. King and Theodore V. Bauer and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the units of SOUTHWEST IOWA RENEWABLE ENERGY, LLC (the "Company") held of record by the undersigned on December 19, 2022, at the Annual Meeting of Members of the Company to be held on February 17, 2023 and any adjournment(s) thereof (the "2023 Annual Meeting").

The proxy when properly executed will be voted as directed by the undersigned member. If no direction is made, this proxy will be voted "**FOR**" the Series A Director nominee and "**FOR**" proposal 2. The proxies, in their discretion, are further authorized to vote on other matters which may properly come before the 2023 Annual Meeting and any adjournments or postponements thereof.

(continued, and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Please Mark Here for Address Change or Comments SEE REVERSE SIDE ☐

Director Nominee:	FOR Nominee	WITHHOLD Authority For Nominee
01 Michael K. Guttau	☐	☐

	FOR	AGAINST	ABSTAIN
2. Conduct an advisory vote on executive compensation.	☐	☐	☐

NOTE: If other matters properly come before the meeting or any adjournment or postponement thereof, it is intended that units represented by proxies will be voted in the discretion of the proxy holders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SERIES A DIRECTOR NOMINEE AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN THIS PROXY as soon as possible to Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, Iowa 51503.

Signature ______________________________ ***Signature** ______________________________ **Date** _______________

Title ___________________________________ **Title** ___________________________________

Print Name_______________________________ **Print Name**_______________________________
(PLEASE PRINT YOUR NAME CLEARLY) (PLEASE PRINT YOUR NAME CLEARLY)

Address of Unit Holder: **Address of Unit Holder:**

City, State, Zip **City, State, Zip**

Please sign your name exactly as it appears on the unit certificate. If signing for estates, trusts, corporations or partnerships, title or capacity should be stated.
*If units are held jointly, each holder should sign.